                            OHIO NATIONAL FUND, INC.
                                ONE FINANCIAL WAY
                             CINCINNATI, OHIO 45242
                            TELEPHONE (513) 794-6316
                                  MAY 1, 1998

Ohio National Fund, Inc. (the "Fund") is a series investment company which consists of 20 separate investment portfolios that seek the following investment objectives:

EQUITY PORTFOLIO - long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

MONEY MARKET PORTFOLIO- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

BOND PORTFOLIO - high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

OMNI PORTFOLIO - high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments.

INTERNATIONAL PORTFOLIO - long-term capital growth by investing primarily in common stocks of foreign companies.

CAPITAL APPRECIATION PORTFOLIO - maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

SMALL CAP PORTFOLIO - maximum capital growth by investing primarily in common stocks of small and medium size companies.

GLOBAL CONTRARIAN PORTFOLIO - long-term growth of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor.

AGGRESSIVE GROWTH PORTFOLIO - capital growth.

CORE GROWTH PORTFOLIO - long-term capital appreciation.

GROWTH & INCOME PORTFOLIO -long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

S&P 500 INDEX PORTFOLIO - total return that approximates that of the Standard & Poor's 500 Index ("S&P 500" (R)) by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment-grade corporate bonds and cash equivalents.

SOCIAL AWARENESS PORTFOLIO - long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life.

STRATEGIC INCOME PORTFOLIO - high current income by investing at least 40% of its assets in a core group of U.S. government and corporate fixed income securities and the remainder in other income producing securities.

Continued on page 2.


--------------------------------------------------------------------------------
THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE PURCHASER OF A VARIABLE CONTRACT DESCRIBED IN THE ACCOMPANYING PROSPECTUS OUGHT TO KNOW BEFORE PURCHASING SUCH A CONTRACT. THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, WHICH IS INCORPORATED HEREIN BY REFERENCE. THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING THE FUND AT THE ADDRESS SHOWN ABOVE.

INVESTMENTS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $10 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

STELLAR PORTFOLIO - maximum total return by investing in domestic and foreign securities (equity and fixed income), real estate securities, precious metal securities and money market securities.

RELATIVE VALUE PORTFOLIO - maximum total return consistent with reasonable risk by investing primarily in equity securities.


SMALL CAP GROWTH PORTFOLIO - capital appreciation by investing primarily in common stocks of emerging growth companies.


HIGH INCOME BOND PORTFOLIO - high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. Purchasers should carefully assess the risks associated with investment in this Portfolio.

EQUITY INCOME PORTFOLIO - above-average income and capital appreciation by investing primarily in income-producing equity securities.

BLUE CHIP PORTFOLIO - growth of capital and income by investing in securities of high quality companies.

The Fund's shares are not offered directly to the public but are purchased principally for the account of certain separate accounts of The Ohio National Life Insurance Company ("ONLI"), Ohio National Life Assurance Corporation ("ONLAC") and other insurers. Some variable contracts do not permit allocations to all portfolios of the Fund. The accompanying variable contract prospectus identifies the portfolios available under that contract.


                                TABLE OF CONTENTS

                                                                            Page

Financial Highlights ...................................................       2
General Description of the Fund ........................................       6
Investment Objectives and Policies .....................................       7
Investment Restrictions ................................................      13
Management of the Fund .................................................      18
Capital Stock ..........................................................      21
Dividends, Distributions and Taxes .....................................      22
Purchase and Redemption of Shares ......................................      22
Fund Performance .......................................................      23
About the S&P 500 ......................................................      23


                              FINANCIAL HIGHLIGHTS
                                       OF
                            OHIO NATIONAL FUND, INC.
                    FOR THE TEN YEARS ENDED DECEMBER 31, 1997

The following information has been audited by KPMG Peat Marwick LLP, independent certified public accountants, and is an integral part of the Fund's audited financial statements which appear in the Statement of Additional Information (which may be obtained by variable contract owners and prospective purchasers), incorporated by reference herein, and should be read in conjunction with those financial statements.

                                EQUITY PORTFOLIO
--------------------------------------------------------------------------------


                                           1997           1996           1995           1994           1993
                                         --------       --------       --------       --------       --------
Net asset value,
beginning of period                      $  32.30       $  28.58       $  23.20       $  23.90       $  21.63
                                         --------       --------       --------       --------       --------
Income from investment operations:
     Net investment income                   0.51           0.47           0.50           0.45           0.41
     Net realized and unrealized
       gain (loss) on investments            5.24           4.58           5.65          (0.39)          2.57
                                         --------       --------       --------       --------       --------
Total income from
        investment operations                5.75           5.05           6.15            .06           2.98
                                         --------       --------       --------       --------       --------
Less distributions:
    Dividends from net
       investment income                    (0.63)         (0.46)         (0.39)         (0.44)         (0.42)
     Distributions from net
       realized capital gains               (1.98)         (0.87)         (0.38)         (0.32)         (0.29)
                                         --------       --------       --------       --------       --------
Total distributions                         (2.61)         (1.33)         (0.77)         (0.76)         (0.71)
                                         --------       --------       --------       --------       --------
Net asset value, end of period             $35.44       $  32.30       $  28.58       $  23.20       $  23.90
                                         ========       ========       ========       ========       ========
Total return(a)                             18.17%         18.35%         27.20%          0.25%         14.09%
Ratios/supplemental data:
     Ratio of expenses to
      average net assets                     0.67%          0.73%          0.73%          0.62%          0.63%
     Ratio of net investment
      income to average
      net assets                             1.43%          1.60%          1.90%          1.90%          1.91%
Portfolio turnover rate                        19%            11%            14%             8%            18%
Average commission rate (f)              $   0.07       $   0.07            N/A            N/A            N/A
Net assets, end of period (millions)     $  288.1       $  232.8       $  175.7       $  123.3       $  109.9


                                EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                           1992           1991           1990           1989           1988
                                         --------       --------       --------       --------       --------
Net asset value,
beginning of period                      $  20.61       $  18.02       $  20.09       $  17.99       $  16.82
                                         --------       --------       --------       --------       --------
Income from investment operations:
     Net investment income                   0.50           0.60           0.86           0.71           0.66
     Net realized and unrealized
       gain (loss) on investments            1.02           2.97          (1.62)          3.42           1.86
                                         --------       --------       --------       --------       --------
Total income from
        investment operations                1.52           3.57          (0.76)          4.13           2.52
                                         --------       --------       --------       --------       --------
Less distributions:
    Dividends from net
       investment income                    (0.50)         (0.63)         (0.87)         (0.66)         (0.67)
     Distributions from net
       realized capital gains               (0.87)         (0.35)         (0.44)         (1.37)         (0..68)
                                         --------       --------       --------       --------       --------
Total distributions                         (0.50)         (0.98)         (1.31)         (2.03)         (1.35)
                                         --------       --------       --------       --------       --------
Net asset value, end of period           $  21.63       $  20.61       $  18.02       $  20.09       $  17.99
                                         ========       ========       ========       ========       ========
Total return(a)                              7.55%         20.18%         (3.85%)        23.21%         15.01%
Ratios/supplemental data:
     Ratio of expenses to
      average net assets                     0.65%          0.66%          0.69%          0.70%          0.71%
     Ratio of net investment
      income to average
      net assets                             2.44%          3.12%          4.75%          3.55%          3.59%
Portfolio turnover rate                        12%            23%             5%            16%             9%
Average commission rate (f)                   N/A            N/A            N/A            N/A            N/A
Net assets, end of period (millions)     $   87.4       $   68.2       $   49.2       $   42.8       $   33.3

                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                            1997           1996           1995           1994           1993
                                          --------       --------       --------       --------       --------

Net asset value,
    beginning of period                   $  10.00       $  10.00       $  10.00       $  10.00       $  10.00
                                          --------       --------       --------       --------       --------
Income from investment operations:
      Net investment income                   0.52           0.50           0.54           0.39           0.27
Less distributions:
     Dividends from net
      investment income                      (0.52)         (0.50)         (0.54)         (0.39)         (0.27)
                                          --------       --------       --------       --------       --------
Net asset value, end of period            $  10.00       $  10.00       $  10.00       $  10.00       $  10.00
                                          ========       ========       ========       ========       ========
Total return(a)                               5.37%          5.17%          5.62%          4.00%          2.71%
Ratios net of fees waived
      by advisor : (c)
Ratio of expenses to
     average net assets(c)                    0.38%          0.44%          0.44%          0.39%          0.53%
     Ratio of net investment
      income to average
       net assets(c)                          5.11%          4.98%          5.39%          3.69%          2.71%
Ratios assuming no fees
      waived by advisor: (c)
    Ratio of expenses to
     average net assets (c)                   0.43%          0.49%          0.55%          0.59%          0.63%
    Ratio of net investment
     income to average net assets (c)         5.06%          4.93%          5.27%          3.51%          2.60%
Net assets, end of period (millions)      $   29.1       $   25.6       $   15.7       $   13.1       $   19.1

                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                            1992           1991           1990           1989           1988
                                          --------       --------       --------       --------       --------

Net asset value,
    beginning of period                   $  10.00       $  10.00       $  10.00       $  10.00       $  10.00
                                          --------       --------       --------       --------       --------
Income from investment operations:
      Net investment income                   0.31           0.54           0.76           0.86           0.69
Less distributions:
     Dividends from net
      investment income                      (0.31)         (0.54)         (0.76)         (0.86)         (0.69)
                                          --------       --------       --------       --------       --------
Net asset value, end of period            $  10.00       $  10.00       $  10.00       $  10.00       $  10.00
                                          ========       ========       ========       ========       ========
Total return(a)                               3.12%          5.39%          7.60%          8.56%          6.89%
Ratios net of fees waived
      by advisor : (c)
Ratio of expenses to
     average net assets(c)                    0.66%          0.67%          0.68%          0.70%          0.71%
     Ratio of net investment
      income to average
       net assets(c)                          3.16%          5.41%          7.57%          8.51%          6.87%
Ratios assuming no fees
      waived by advisor: (c)
    Ratio of expenses to
     average net assets (c)                    N/A            N/A            N/A            N/A            N/A
    Ratio of net investment
     income to average net assets (c)          N/A            N/A            N/A            N/A            N/A
Net assets, end of period (millions)      $   20.6       $   24.2       $   26.1       $   23.6       $   22.8


                                 BOND PORTFOLIO
--------------------------------------------------------------------------------

                                           1997          1996          1995          1994          1993
                                        --------      --------      --------      --------      --------
Net asset value,
beginning of period                     $  10.62      $  10.93      $   9.70      $  10.87      $  10.45
                                        --------      --------      --------      --------      --------
Income from investment operations:
     Net investment income                  0.71          0.69          0.70          0.67          0.69
    Net realized and unrealized
       gain (loss) on investments           0.23         (0.32)         1.08         (1.07)         0.41
                                        --------      --------      --------      --------      --------

Total Income (loss) from
     investment operations                  0.94          0.37          1.78         (0.40)         1.10
                                        --------      --------      --------      --------      --------
Less distributions:
     Dividends from net
       investment income                   (0.88)        (0.68)        (0.55)        (0.69)        (0.68)
     Distributions from net
      realized capital gains                0.00          0.00          0.00         (0.08)         0.00
                                                      --------      --------      --------      --------
Total distributions                        (0.88)        (0.68)        (0.55)        (0.77)        (0.68)
                                        --------      --------      --------      --------      --------
Net asset value, end of period            $10.68    $ $  10.62      $  10.93      $   9.70      $  10.87
                                        ========      ========      ========      ========      ========
Total return(a)                             9.28%         3.71%        18.90%        (3.84%)       10.69%
Ratios/supplemental data:
    Ratio of expenses to
       average net assets                   0.78%         0.79%         0.75%         0.63%         0.62%
Ratio of net investment
      income to average
      net assets                            6.67%         6.54%         6.76%         6.71%         6.33%
Portfolio turnover rate                       10%            3%            4%            5%           13%
Net assets, end of period (millions)    $   21.8      $   20.8      $   18.1      $   13.1      $   12.0


                                 BOND PORTFOLIO
--------------------------------------------------------------------------------

                                           1992          1991          1990          1989          1988
                                        --------      --------      --------      --------      --------
Net asset value,
beginning of period                     $  10.37      $   9.89      $   9.93      $   9.72      $   9.84
                                        --------      --------      --------      --------      --------
Income from investment operations:
     Net investment income                  0.67          0.74          0.79          0.81          0.77
    Net realized and unrealized
       gain (loss) on investments           0.10          0.49         (0.05)         0.20         (0.13)
                                        --------      --------      --------      --------      --------

Total Income (loss) from
     investment operations                  0.77          1.23          0.74          1.01          0.64
                                        --------      --------      --------      --------      --------
Less distributions:
     Dividends from net
       investment income                   (0.69)        (0.75)        (0.78)        (0.80)        (0.76)
     Distributions from net
      realized capital gains                0.00          0.00          0.00          0.00          0.00
                                        --------      --------      --------      --------      --------
Total distributions                        (0.69)        (0.75)        (0.78)        (0.80)        (0.76)
                                        --------      --------      --------      --------      --------
Net asset value, end of period            $10.45      $  10.37      $   9.89      $   9.93      $   9.72
                                        ========      ========      ========      ========      ========
Total return(a)                             7.55%        12.96%         7.82%        10.71%         6.74%
Ratios/supplemental data:
    Ratio of expenses to
       average net assets                   0.65%         0.65%         0.70%         0.70%         0.79%
Ratio of net investment
      income to average
      net assets                            6.73%         7.42%         8.02%         8.21%         7.50%
Portfolio turnover rate                       20%           18%            4%            0%           27%
Net assets, end of period (millions)    $    8.9      $    5.9      $    4.7      $    4.0      $    3.7

                                 OMNI PORTFOLIO
--------------------------------------------------------------------------------

                                                  1997          1996          1995          1994          1993
                                               --------      --------      --------      --------      --------

Net asset value,
beginning of period                            $  19.40      $  17.60      $  14.76      $  15.38      $  14.14
                                               --------      --------      --------      --------      --------
Income (loss) from investment operations:
     Net investment income                         0.56          0.53          0.58          0.55          0.58
     Net realized and unrealized
       gain (loss) on investments                  2.87          2.10          2.72         (0.63)         1.21
                                               --------      --------      --------      --------      --------
Total Income (loss)
      from investment operations                   3.43          2.63          3.30         (0.08)         1.79
                                               --------      --------      --------      --------      --------
Less distributions:
     Dividends from net
       investment income                          (0.69)        (0.52)        (0.46)        (0.54)        (0.55)
     Distributions from net
        realized capital gains                    (1.08)        (0.31)         0.00          0.00          0.00
                                               --------      --------      --------      --------      --------
Total distributions                               (1.77)        (0.83)        (0.46)        (0.54)        (0.55)
                                               --------      --------      --------      --------      --------
Net asset value, end of period                 $  21.06      $  19.40      $  17.60      $  14.76      $  15.38
                                               ========      ========      ========      ========      ========
Total return(a)                                   18.15%        15.54%        22.75%        (0.53%)       12.85%
Ratios/supplemental data:
     Ratio of expenses to
       average net assets                          0.71%         0.76%         0.75%         0.62%         0.62%
     Ratio of net investment
       income to average
       net assets                                  2.69%         2.89%         3.56%         3.67%         3.74%
Portfolio turnover rate                              18%           12%           10%            7%           17%
Average commission rate (f)                    $   0.07      $   0.07           N/A           N/A           N/A
Net assets, end of period (millions)           $  193.7      $  145.5      $  109.6      $   85.0      $   74.2


                                 OMNI PORTFOLIO
--------------------------------------------------------------------------------

                                                 1992          1991          1990          1989          1988
                                               --------      --------      --------      --------      --------

Net asset value,
beginning of period                            $  13.63      $  12.16      $  12.76      $  11.89      $  11.23
                                               --------      --------      --------      --------      --------
Income (loss) from investment operations:
     Net investment income                         0.63          0.65          0.78          0.75          0.67
     Net realized and unrealized
       gain (loss) on investments                  0.51          1.49         (0.54)         1.07          0.99
                                               --------      --------      --------      --------      --------
Total Income (loss)
      from investment operations                   1.14          2.14          0.24          1.82          1.66
                                               --------      --------      --------      --------      --------
Less distributions:
     Dividends from net
       investment income                          (0.63)        (0.67)        (0.78)        (0.73)        (0.66)
     Distributions from net
        realized capital gains                     0.00          0.00         (0.06)        (0.22)        (0.34)
                                               --------      --------      --------      --------      --------
Total distributions                               (0.63)        (0.67)        (0.84)        (0.95)        (1.00)
                                               --------      --------      --------      --------      --------
Net asset value, end of period                 $  14.14      $  13.63      $  12.16      $  12.76      $  11.89
                                               ========      ========      ========      ========      ========
Total return(a)                                    8.61%        18.14%         1.92%        15.45%        15.05%
Ratios/supplemental data:
     Ratio of expenses to
       average net assets                          0.65%         0.67%         0.69%         0.70%         0.71%
     Ratio of net investment
       income to average
       net assets                                  4.66%         5.04%         6.32%         5.99%         5.40%
Portfolio turnover rate                              16%           15%            7%           24%           14%
Average commission rate (f)                         N/A           N/A           N/A           N/A           N/A
Net assets, end of period (millions)           $   46.4      $   36.5      $   35.4      $   31.9      $   26.1

                                                                 INTERNATIONAL PORTFOLIO
                                           ------------------------------------------------------------------
                                             1997          1996          1995          1994            1993(e)
                                           --------      --------      --------      --------        --------
Net asset value,
     beginning of period                   $  15.49      $  14.38      $  13.30      $  12.48        $  10.00
                                           --------      --------      --------      --------        --------
Income from investment operations:
       Net investment income                   0.28          0.25          0.31          0.16            0.02
       Net realized and unrealized
       gain on investments and
       foreign currency transactions           0.08          1.76          1.28          0.84            2.47
                                           --------      --------      --------      --------        --------
Total income from investment operations        0.36          2.01          1.59          1.00            2.49
                                           --------      --------      --------      --------        --------
Less distributions:
     Dividends from net
     investment income                        (0.37)        (0.25)        (0.28)        (0.12)          (0.01)
Distributions from net realized
     capital gains and foreign
    currency related transactions             (2.09)        (0.65)        (0.23)        (0.06)           0.00
                                           --------      --------      --------      --------        --------
Total distributions                           (2.46)        (0.90)        (0.51)        (0.18)          (0.01)
                                           --------      --------      --------      --------        --------
Net asset value, end of period               $13.39      $  15.49      $  14.38      $  13.30      $  12.48
                                           ========      ========      ========      ========        ========
Total return(a)                                2.11%        14.48%        12.10%         8.07%          24.96%
Ratios/supplemental data:
     Ratio of expenses to
       average net assets(d)                   1.22%         1.15%         1.12%         1.05%           1.13%(b)
     Ratio of net investment
       income to average
       net assets(d)                           1.82%         1.64%         2.29%         1.23%           0.41%(b)
Portfolio turnover rate                          24%           14%            7%           16%              8%
Average commission rate (f)                $   0.02      $   0.03           N/A           N/A             N/A
Net assets, end of period (millions)       $  156.0      $  137.3      $   90.6      $   62.9        $   17.5


                                                             CAPITAL APPRECIATION PORTFOLIO
                                                ----------------------------------------------------
                                                  1997          1996          1995            1994(e)
                                                --------      --------      --------        --------
Net asset value,
     beginning of period                        $  12.93      $  11.99      $  10.25        $  10.00
                                                --------      --------      --------        --------
Income from investment operations:
       Net investment income                        0.39          0.48          0.39            0.22
       Net realized and unrealized
       gain on investments and
       foreign currency transactions                1.48          1.31          1.85            0.23
                                                --------      --------      --------        --------
Total income from investment operations             1.87          1.79          2.24            0.45
                                                --------      --------      --------        --------
Less distributions:
     Dividends from net
     investment income                             (0.46)        (0.44)        (0.29)          (0.20)
Distributions from net realized
     capital gains and foreign
    currency related transactions                  (0.81)        (0.41)        (0.21)           0.00
                                                --------      --------      --------        --------
Total distributions                                (1.27)        (0.85)        (0.50)          (0.20)
                                                --------      --------      --------        --------
Net asset value, end of period                  $  13.53      $  12.93      $  11.99        $  10.25
                                                ========      ========      ========        ========
Total return(a)                                    15.19%        15.75%        22.62%           4.53%
Ratios/supplemental data:
     Ratio of expenses to
       average net assets(d)                        0.95%         0.97%         0.96%           0.98%(b)
     Ratio of net investment
       income to average
       net assets(d)                                2.88%         3.90%         3.47%           3.24%(b)
Portfolio turnover rate                               41%           37%           32%             20%
Average commission rate (f)                     $   0.04      $   0.05           N/A             N/A
Net assets, end of period (millions)            $   59.8      $   38.3      $   19.3        $    6.8


                                                                 SMALL CAP PORTFOLIO
                                             -----------------------------------------------------
                                               1997          1996          1995             1994(e)
                                             --------      --------      --------         --------
Net asset value,
    beginning of period                      $  18.03      $  15.85      $  11.99         $  10.00
                                             --------      --------      --------         --------
Income (loss) from investment operations:
       Net investment income (loss)             (0.02)        (0.08)        (0.02)            0.18
       Net realized and unrealized
       gain (loss) on investments                1.54          2.80          3.95             1.94
                                             --------      --------      --------         --------
Total income from investment operations          1.52          2.72          3.93             2.12
                                             --------      --------      --------         --------
Less distributions:
     Dividends from net
     investment income                           0.00          0.00         (0.07)           (0.13)
Distributions from net realized
     capital gains                              (0.83)        (0.54)         0.00             0.00
                                             --------      --------      --------         --------
Total distributions                             (0.83)        (0.54)        (0.07)           (0.13)
                                             --------      --------      --------         --------
Net asset value, end of period               $  18.72      $  18.03      $  15.85         $  11.99
                                             ========      ========      ========         ========
Total return(a)                                  8.47%        17.71%        33.01%           21.26%
Ratios/supplemental data:
     Ratio of expenses to
       average net assets(d)                     0.94%         0.96%         0.96%            0.91%(b)
     Ratio of net investment
       income to average
        net assets(d)                           (0.11%)       (0.48%)       (0.11%)           3.27%(b)
Portfolio turnover rate                            80%           70%           75%             222%(b)
Average commission rate (f)                  $   0.05      $   0.60           N/A              N/A
Net assets, end of period (millions)         $   58.3      $   38.5      $   16.0         $    3.3

                                                       GLOBAL CONTRARIAN                               AGGRESSIVE GROWTH
                                             ------------------------------------         -------------------------------------
                                               1997          1996         1995(e)           1997          1996          1995(e)
                                             --------      --------      --------         --------      --------       --------
Net asset value,
    beginning of period                      $  11.66      $  10.80      $  10.00         $  10.03      $  11.84       $  10.00
                                             --------      --------      --------         --------      --------       --------
Income (loss) from investment operations:
       Net investment income (loss)             (0.02)         0.28          0.13            (0.05)         1.64           1.56
       Net realized and unrealized
       gain (loss) on investments                1.03          1.00          0.75             1.29         (1.59)          1.08
                                             --------      --------      --------         --------      --------       --------
Total income from investment operations          1.32          1.28          0.88             1.24          0.05           2.64
                                             --------      --------      --------         --------      --------       --------
Less distributions:
     Dividends from net
     investment income                          (0.38)        (0.24)        (0.08)           (0.14)        (1.86)         (0.80)
Distributions from net realized
     capital gains                              (0.87)        (0.18)         0.00            (0.04)         0.00           0.00
                                             --------      --------      --------         --------      --------       --------
Total distributions                             (1.25)        (0.42)        (0.08)           (0.18)        (1.86)         (0.80)
                                             --------      --------      --------         --------      --------       --------
Net asset value, end of period               $  11.73      $  11.66      $  10.80         $  11.09      $  10.03       $  11.84
                                             ========      ========      ========         ========      ========       ========
Total return(a)                                 11.67%        12.09%         8.89%           12.53%         0.76%         26.95%
Ratios/supplemental data:
     Ratio of expenses to
       average net assets(d)                     1.32%         1.29%         1.58%(b)         0.97%         1.01%          1.02%(b)
     Ratio of net investment
       income to average
        net assets(d)                            2.33%         2.44%         1.64%(b)        (0.40%)       15.81%         18.18%(b)
Portfolio turnover rate                            29%           18%            6%(b)          193%        1,987%         1,488%(b)
Average commission rate (f)                    $0..01      $   0.03           N/A         $   0.06      $   0.03            N/A
Net assets, end of period (millions)         $   18.0      $   11.3      $    4.4         $   19.9      $   12.0       $    4.0


                                       CORE GROWTH   GROWTH & INCOME  S&P 500 INDEX
                                        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                        ---------       ---------       ---------
                                         1997(e)         1997(e)         1997(e)
                                        --------        --------        --------
Net asset value,
    beginning of period                 $  10.00        $  10.00        $  10.00
Loss from investment operations:
       Net investment income (loss)        (0.02)           0.11           (0.45)
       Net realized and unrealized
        gain (loss) on investments         (0.30)           3.52           (2.70)
                                        --------        --------        --------
Total gain (loss) from
       investment operations               (0.32)           3.63           (3.15)
                                        --------        --------        --------
Less distributions:
Dividends from net
      investment income                     0.00           (0.11)          (0.45)
Distributions from net
     realized capital gains                 0.00           (0.67)          (0.91)
                                        --------        --------        --------
Distributions from excess
    realized capital gains                  0.00            0.00           (0.06)
Total Distributions                         0.00           (0.78)          (1.42)
                                        --------        --------        --------
Net asset value, end of period          $   9.68        $  12.85        $  11.73
                                        ========        ========        ========
Total return(a)                            (3.08%)         36.58%          31.75%
Ratios/supplemental data:
     Ratio of expenses to
       average net assets(d)                1.11%           0.95%           0.52%
     Ratio of net investment
       loss to average
       net assets(d)                       (0.18%)          1.04%           5.29%
Portfolio turnover rate                       65%            185%            445%
Average commission rate (f)             $   0.05        $   0.06        $   0.04
Net assets, end of period (millions)    $    9.5        $   18.7        $   22.1


                                        SOCIAL         STRATEGIC                       RELATIVE
                                       AWARENESS        INCOME         STELLAR          VALUE
                                       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                       ---------       --------       ---------       ---------
                                        1997(e)         1997(e)         1997(e)         1997(e)
                                       --------        --------        --------        --------
Net asset value,
    beginning of period                $  10.00        $  10.00        $  10.00        $  10.00
Loss from investment operations:
       Net investment income (loss)        0.09            0.71            0.32            0.16
       Net realized and unrealized
        gain (loss) on investments         2.47            0.13            0.64            2.66
                                       --------        --------        --------        --------
Total gain (loss) from
       investment operations               2.56            0.84            0.96            2.82
                                       --------        --------        --------        --------
Less distributions:
Dividends from net
      investment income                   (0.07)          (0.67)          (0.31)          (0.14)
Distributions from net
     realized capital gains               (1.09)          (0.01)           0.00            0.00
                                       --------        --------        --------        --------
Distributions from excess
    realized capital gains                 0.00            0.00            0.00            0.00
Total Distributions                       (1.16)          (0.68)          (0.31)          (0.14)
                                       --------        --------        --------        --------
Net asset value, end of period         $  11.40        $  10.16        $  10.65        $  12.68
                                       ========        ========        ========        ========
Total return(a)                           25.63%           8.74%           9.70%          28.28%
Ratios/supplemental data:
     Ratio of expenses to
       average net assets(d)               0.95%           1.30%           1.54%           1.18%
     Ratio of net investment
       loss to average
       net assets(d)                       0.75%           7.04%           3.07%           1.35%
Portfolio turnover rate                      40%            102%             17%              7%
Average commission rate (f)            $   0.07        $   0.04        $   0.18        $   0.24
Net assets, end of period (millions)   $    4.8        $    3.2        $    2.8        $    5.7


FINANCIAL HIGHLIGHTS FOOTNOTES

(a) This total return information does not reflect expenses that apply to any separate account or the related variable annuity or variable life insurance contracts. Inclusion of those charges would reduce the total return figures for all periods shown.

(b)  Annualized.


(c) On and after June 17, 1993, the investment adviser has waived part of the management fee with respect to the Money Market Portfolio, to the extent such fee exceeds an annual rate of 0.25% of the Money Market Portfolio's daily net asset value.


(d) The investment adviser reimbursed certain operating expenses of the International Portfolio in 1993, the Capital Appreciation and Small Cap Portfolios in 1994, and the Global Contrarian Portfolio in 1995. Had the investment adviser not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 1.39% and the annualized ratio of net investment income to average net assets would have been 0.15% for the International Portfolio in 1993. Had the investment adviser not reimbursed such expenses of the Capital Appreciation and Small Cap Portfolios, the annualized ratio of expenses to average net assets would have been 1.05% and 0.95%, respectively in 1994. The annualized ratio of net investment income to average net assets would have been 3.18% and 3.24%, respectively, for the Capital Appreciation and Small Cap Portfolios. Had the investment adviser not reimbursed such expenses of the Global Contrarian Portfolio, the annualized ratio of expenses to average net assets would have been 1.90% and the annualized ratio of net investment income to average net assets would have been 1.32% for the Global Contrarian Portfolio in 1995.

(e) Total return was calculated on an aggregate basis (not annualized) for the International Portfolio from the commencement of its operations on April 30, 1993, through December 31, 1993, for the Capital Appreciation and Small Cap Portfolios, from their commencement of operations, May 1, 1994, through December 31, 1994, for the Global Contrarian and Aggressive Growth Portfolios from their commencement of operations, March 31, 1995, through December 31, 1995, and for the Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios, from the commencement of their operations, January 3, 1997, though December 31, 1997.
(f) Represents the total amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the respective portfolio for which commissions were charged.

GENERAL DESCRIPTION OF THE FUND

The Fund, incorporated under the laws of Maryland on March 6, 1980, is an open-end diversified management investment company commonly referred to as a "mutual fund." It is a "no-load" fund which sells and redeems its shares at net asset value without any sales or redemption charge. The Fund is organized as a "series" company, which means that it has several different investment portfolios. Currently there are 20 investment portfolios as listed on pages 1 and 2. Interests in each portfolio are represented by a separate class of common stock, par value $1. Each class represents an undivided interest in the assets of the portfolio attributable to that class.

Fund shares are currently offered only to the separate accounts of ONLI (a mutual life insurance company organized under Ohio law) and ONLAC (a stock life insurer organized under Ohio law and wholly owned by ONLI), but may in the future be offered to the separate accounts of other life insurance companies (the "separate accounts"). Such separate accounts use Fund shares as the underlying investment medium to support certain benefits under variable annuity and variable life insurance contracts. As is described in the accompanying variable contract prospectus, each contract owner will select the Fund portfolio or portfolios that will support certain benefits under his or her contract. The value of such benefits will vary with the investment experience of the underlying portfolio(s) of the Fund. Consequently, each prospective contract owner should carefully review the objectives, policies and risks of each portfolio and the operation of the Fund generally as set forth in this prospectus.

It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. Although ONLI, ONLAC and the Fund do not currently foresee any such disadvantage, the Board of Directors of the Fund will monitor events in order to identify any material conflict between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as (1) changes in state insurance law; (2) changes in federal income tax law;
(3) changes in the investment management of any portfolio of the Fund; or (4) differences between voting instructions given by variable life and variable annuity contract owners.

The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. Consequently, the separate accounts will be the sole shareholders of the Fund. Fund shares attributable to contracts participating in such separate accounts will be voted by such separate accounts as directed by the contract owners.

The investment and reinvestment of Fund assets is managed by Ohio National Investments Inc. (the "Adviser") directly or through sub-advisers. See "Management of the Fund," page 17. The investment and reinvestment of the assets of the following portfolios are managed by the firms indicated as sub-advisers:


PORTFOLIO                                                     SUB-ADVISER
---------                                                     -----------

International and Global Contrarian                           Societe Generale Asset Management Corp.  ("SGAM")
Capital Appreciation                                          T.  Rowe Price Associates, Inc.  ("TRPA")
Small Cap                                                     Founders Asset Management, LLC  ("FAM ")
Aggressive Growth                                             Strong Capital Management, Inc.  ("SCM")

Core Growth                                                   Pilgrim Baxter & Associates, Ltd. ("PBA")
Growth & Income and Small Cap Growth                           Robertson Stephens Investment Management, L.P. ("RSIM")
Strategic Income, Stellar and Relative Value                  Star Bank, N.A. ("Star")
High Income Bond, Equity Income and Blue Chip                 Federated Investment Counseling ("FIC")

                       INVESTMENT OBJECTIVES AND POLICIES

Each portfolio has a different investment objective which it pursues through separate investment policies as described below. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on such security, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the price of a security in response to changes in conditions in the securities markets in general and, particularly in the case of debt securities, changes in the overall level of interest rates. There is no assurance that the investment objective of any portfolio will be realized.


The investment objectives of each portfolio discussed below and in the Statement of Additional Information may not be changed without the approval of the holders of a majority of the outstanding shares of that portfolio. Each portfolio may invest any portion of its assets in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the portfolio's policies. The relatively high portfolio turnover rates for the Small Cap, Aggressive Growth, Core Growth, Growth & Income and Strategic Income Portfolios and expected for the Small Cap Growth Portfolio will result in correspondingly higher brokerage costs that must be borne by these portfolios. The Statement of Additional Information provides a fuller description of the types of financial instruments in which the Money Market Portfolio may invest and definitions of debt ratings of nationally recognized statistical rating organizations, and information about portfolio turnover rates for each portfolio.



EQUITY PORTFOLIO

The principal investment objective of the Equity Portfolio is long-term growth of capital. Current income is a secondary consideration although growth of income may accompany growth of capital. This Portfolio will seek to attain its objective of capital growth by investing primarily in common stocks or securities convertible into, or which carry the right to buy, common stocks. It may also invest to a limited degree in non-convertible preferred stocks, debt securities and readily marketable mortgage notes.


This Portfolio will invest primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the over-the-counter market and foreign securities. In general, investment in shares of this Portfolio should involve greater market and financial risk than an investment in any of the Money Market, Bond, Omni or Capital Appreciation Portfolios, but less risk than investments in the International, Small Cap, Global Contrarian or Aggressive Growth Portfolios.


MONEY MARKET PORTFOLIO

The objective of the Money Market Portfolio is to obtain maximum current income consistent with preservation of principal and liquidity. This Portfolio seeks to achieve its objective by investing in high quality money market instruments, including:

1. obligations maturing in 13 months or less and issued or guaranteed as to principal and interest by the United States Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

2. commercial paper, certificates of deposit and bankers' acceptances that have received the highest rating by any two nationally recognized statistical rating organizations ("NRSRO's"), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased;

3. commercial paper, certificates of deposit, bankers' acceptances or other corporate obligations maturing in 13 months or less and which, although not rated by any NRSRO, the Board of Directors determines to be of a quality comparable to that of instruments receiving either of the two highest ratings, provided, that any security determined to be comparable in quality to the second highest rating shall be included in the 5% limitation under item 5; and

4.    repurchase agreements with respect to any of the foregoing obligations.

5. as to no more than 5% of the Portfolio's assets, in commercial paper, certificates of deposit or bankers' acceptances receiving the second highest rating by any two NRSRO's (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased, provided, that no more than $1 million (or 1% of Portfolio assets, if greater) may be invested in such securities of any one issuer;

This Portfolio may invest up to 50% of its assets in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), provided they meet the above quality standards and they are denominated in U.S. dollars and held in custody in the United States.

The investments of this Portfolio in such money market instruments are subject to the terms and conditions of Rule 2a-7 under the Investment Company Act of 1940, including the requirement that they be limited to those instruments which the Board of directors determines, present minimal credit risks.

Generally, this Portfolio will purchase money market securities with the intention of holding them until maturity, at which time they will be redeemed. To the extent it is able to do so, the Portfolio will not realize any gain or loss on these securities. There may be times, however, when it may be necessary or appropriate to sell securities prior to maturity in order to shorten the Portfolio's average maturity, to meet redemptions, or because of a reevaluation of an issuer's credit-worthiness.

Rule 2a-7 permits this Portfolio to value its assets on the basis of amortized cost as a means of maintaining the net asset value of the Money Market shares at $10 per share. Under the terms of the rule, the Portfolio may neither purchase any debt security having a remaining maturity of more than 397 days nor maintain a dollar-weighted average portfolio maturity of more than 90 days. Under the amortized cost method, all such debt securities are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. If such method results in a deviation in excess of 1/2 of 1% from value based on available market quotations, the Board of Directors will promptly consider what, if any, action it should initiate. Such action may include selling portfolio instruments; withholding dividends; recapitalizing outstanding shares; requiring shareholders to contribute shares to capital or using available market quotations.

An investor's rate of return will vary as short-term interest rates vary. The rate of return will also be affected by other factors such as the operating expenses of the Portfolio and the sales, if any, of portfolio securities prior to maturity. On balance, however, investment in this Portfolio should involve less market and financial risk than an investment in any other portfolio.


BOND PORTFOLIO

The principal investment objective of the Bond Portfolio is to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital. Investments will be made primarily in intermediate-term and long-term fixed-income securities.

At least 80% of the total assets of this Portfolio (exclusive of cash and U.S. government securities) will be invested in: (1) publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned within the four highest bond ratings by Moody's or Standard and Poor's ("S&P"); and (2) corporate debt securities used for short-term investment and limited to the top grade of these two rating services.

Up to 20% of the total assets of the Portfolio may be invested in: (1) securities having high potential for capital appreciation; (2) preferred stocks, convertible securities and securities carrying warrants to purchase equity securities; and (3) debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent financial statements in excess of $100,000,000.

This Portfolio will not invest in common stocks directly, but it may retain for reasonable periods of time up to 10% of its total assets in common stocks acquired upon the conversion of debt securities or upon the exercise of warrants acquired with debt securities.

It is expected that this Portfolio will include debt securities with varying maturities selected from various industries, depending upon the Adviser's evaluation of current and anticipated market conditions. The market values of debt instruments will vary depending upon their respective yields; therefore, the net asset value per share of the Portfolio will change from time to time as the general level of interest rates changes. Consequently, an investment in the shares of this Portfolio involves substantial market risk, but should involve less financial risk than an investment in any of the portfolios other than the Money Market Portfolio.

OMNI PORTFOLIO

The principal investment objective of the Omni Portfolio is to realize a high level of long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income including dividends, interest and discount accruals and capital appreciation.

This Portfolio will seek to attain its objectives by investing in any of the securities in which the Equity, Money Market and Bond Portfolios may invest. The mix of investments will be adjusted from time to time among the various market sectors (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential produced by the interaction of changing market and economic conditions. The Portfolio may at times be invested in less than all three of the market sectors. No minimum portion of the Portfolio is required to be invested in any sector. The frequency of changes in investment mix depends upon market and economic conditions.

The Portfolio's principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the market sectors. Within the equity sector, the Portfolio will attempt to obtain long-term growth of capital while current income will be a secondary consideration. Within the bond sector, the Portfolio will attempt to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital. Within the money market sector, the Portfolio will attempt to obtain maximum current income consistent with the preservation of principal and liquidity. Investment in this Portfolio involves all of the risks associated with investing in the other portfolios. In addition, there is the risk that at any given time this Portfolio will invest too much or too little in each of the respective market sectors.

INTERNATIONAL PORTFOLIO

The principal investment objective of the International Portfolio is to obtain long-term capital growth by investing primarily in common stocks (and securities convertible into common stocks) of foreign companies. This Portfolio may also invest in fixed-income securities of foreign issuers. When deemed appropriate for short-term investment or for defensive purposes, it may invest in short-term debt instruments of U.S. or foreign issuers, in U.S. government obligations, or in U.S. common stocks.

This Portfolio enables variable contractowners to diversify their investment by participating in companies and economies outside the U.S. However, investing in foreign securities may involve a greater degree of risk than investing in domestic securities because of the possibilities of currency exchange rate fluctuations, currency exchange controls, less publicly available information, more volatile markets, thinner markets (less trading volume), slower settlement of trades, greater likelihood of trade failures, less securities regulation, less favorable tax provisions, lack of uniformity of accounting, auditing and financial reporting standards, war and expropriation. Foreign investments also generally involve higher brokerage commissions, higher custodian costs, and currency conversion fees. Investment in this Portfolio will generally involve a greater degree of market and financial risk than any of the portfolios except for the Global Contrarian Portfolio.

CAPITAL APPRECIATION PORTFOLIO

The principal investment objective of the Capital Appreciation Portfolio is to maximize capital growth through investment primarily in common stocks. This Portfolio seeks to achieve capital appreciation by investing in securities of companies that are undervalued in relation to the company's assets, earnings, market position or breakup value; are currently out of favor in the investment community; or have attractive growth potential in their business markets. Securities are also sought that have been over-discounted due to adverse operating results, deteriorating economic or industry conditions, or unfavorable publicity.

The Portfolio may also invest in fixed-income securities and money market instruments to preserve its principal value during uncertain or declining market conditions. The Portfolio's total return will consist principally of capital appreciation (or depreciation) and, to a lesser extent, current income. The Portfolio's active management may result in a higher portfolio turnover rate and correspondingly higher brokerage costs. Investment in this Portfolio will generally involve market and financial risks that are comparable to, or somewhat less than, those of the Equity Portfolio.


SMALL CAP PORTFOLIO

To achieve its investment objective of capital appreciation, this Portfolio invests primarily in the common stocks of small and medium sized companies. Ordinarily, these companies are not listed on a national securities exchange but will be traded over the counter. Under normal market conditions, at least 65% of this Portfolio's assets will be invested in common stocks of companies with market capitalizations of less than $1 billion. However it may also invest in larger companies if they appear to present better prospects for capital appreciation. This Portfolio may invest up to 30% of its assets in foreign securities.

Small and medium sized companies selected for this Portfolio are generally those that are still in the developing stages of their life cycles and are able to achieve rapid growth in sales, earnings and share prices. Investments in such companies involve greater volatility and risk than is customarily associated with more established companies because such companies often have limited product lines, markets or financial resources, and their securities may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages. Investment in this Portfolio generally involves a higher degree of market and financial risks than those of the Equity Portfolio.


GLOBAL CONTRARIAN PORTFOLIO

The objective of the Global Contrarian Portfolio is to provide long-term growth of capital by investing in foreign and domestic securities that, in the judgment of the portfolio manager, are undervalued or presently out of favor with other investors but have positive prospects for eventual appreciation. While this Portfolio will primarily invest in common stocks (and securities convertible into common stocks), it may also invest in fixed income securities that appear to be undervalued or out of favor.

A substantial portion (at least 25%) of this Portfolio will be invested in foreign securities, in at least three countries, under normal market conditions. To that extent, the risk factors described in the second paragraph under "International Portfolio," above, will apply. In addition, "contrarian" investing generally involves substantial risks, particularly in the short term. Companies or markets that appear to be undervalued or are out of favor with investors may remain so for an extended period of time or may never recover. Therefore, this Portfolio should be considered primarily for long-term investments. Investment in this Portfolio generally involves a high degree of market and financial risk.


AGGRESSIVE GROWTH PORTFOLIO

The investment objective of the Aggressive Growth Portfolio is to seek capital growth. The Portfolio invests in a diversified portfolio of securities believed to represent attractive growth opportunities. The Portfolio normally emphasizes equity securities, although it has the flexibility to invest in any type of security that is believed to have the potential for capital appreciation. The Portfolio may invest up to 100% of its assets in equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as convertible bonds, and warrants. The Portfolio may invest up to 100% of its assets in intermediate - to long-term corporate or U.S. government debt securities. Although the debt securities in which the Portfolio invests will be primarily investment-grade debt securities, the Portfolio may invest up to 5% of its total assets in non-investment-grade debt securities.
The Portfolio may invest up to 15% of its assets in foreign securities, which involve certain risks.

The Portfolio seeks to uncover emerging investment trends and attractive growth opportunities. In its search for potential investments, the Portfolio attempts to identify companies that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles. These companies may be small, unseasoned firms in the early stages of development, or they may be mature organizations. The Portfolio engages in substantial short-term trading, which involves significant risk and may be deemed speculative. Such trading results in a higher portfolio turnover rate and correspondingly higher brokerage costs. Investment in this Portfolio involves a high degree of market and financial risk.

CORE GROWTH PORTFOLIO

The objective of the Core Growth Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of large, medium and small companies that PBA believes have strong earnings growth and long-term capital appreciation prospects. PBA seeks companies poised for rapid growth that have a history of above-average earnings growth, demonstrate the ability to sustain that growth, and operate in industries or markets experiencing increased demand for their products or services.

In managing the Core Growth Portfolio, PBA uses both quantitative and fundamental processes focusing on quality earnings growth. PBA begins by creating a universe of rapidly growing companies having desired quality characteristics. Using proprietary software and research models that incorporate attributes of successful growth (such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth), PBA creates a universe of growing companies. Then, using fundamental research, PBA evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, PBA seeks to construct an investment portfolio having strong growth characteristics.

This portfolio's investments in small and medium capitalization companies may experience greater price volatility than portfolios investing primarily in larger, more established companies. Because the universe of companies in which this portfolio invests will experience stock price volatility, it is important that investors maintain a long-term investment perspective.

GROWTH & INCOME PORTFOLIO

The Growth & Income Portfolio's investment objective is long-term total return. The Portfolio will pursue this objective primarily by investing in equity and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both.

The Portfolio will normally invest the majority of its assets in common stocks, convertible securities, bonds, and notes. Although the Portfolio is intended to focus on companies with market capitalizations of up to $3 billion, the Portfolio will remain flexible and may invest in securities of larger companies. The Portfolio may also engage in short sales of securities expected to decline in price. Small- and mid-cap companies may present greater opportunities for investment return than do larger companies, but may also involve greater risks. They may have limited product lines, marketing or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies.

S&P 500 INDEX PORTFOLIO

The investment objective of the S&P 500 Index Portfolio is to seek total return approximating that of the S&P 500, including reinvestment of dividends, at a risk level consistent with that of the S&P 500. It will seek this objective by investing primarily in (a) common stocks and other securities that need not be included among the 500 stocks in the S&P 500, and/or (b) S&P 500 stock index futures contracts which will be hedged by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment-grade corporate bonds and cash equivalents. This strategy is intended to replicate the performance of the S&P 500. However, Portfolio expenses will reduce the Portfolio's ability to exactly track the S&P 500 and there can be no assurance that the Portfolio's investments will have the desired effect.

The value of S&P 500 stock index futures contracts is tied directly to the fluctuations of the S&P 500. The Portfolio's ability to use futures contracts as a substitute for maintaining a fully-invested market position in the 500 stocks comprising the S&P 500 obligates the Portfolio to hedge its position by delivering a specific dollar amount equal to the difference between the value of the S&P 500 at the time the contract was made and the closing of the contract. The futures contracts can result in a high degree of leverage so that, were the Portfolio's position in the contracts not to be hedged by its position in U.S. government obligations, investment-grade corporate bonds and cash equivalents, a relatively small decline in the S&P 500 could result in a substantial loss to the Portfolio, including part or all of the margin deposits required on the contracts. See "About the S&P 500" on page 35.



SOCIAL AWARENESS PORTFOLIO

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The Portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this Portfolio. However, the Adviser believes the Portfolio's objective of long-term capital growth can be achieved despite this limitation.

In choosing investments, the Adviser will consider a company's record in (a) quality and safety of its products and services, (b) environmental protection and enhancement, (c) employee relations, opportunities and safety, (d) consumer relations and protection, (e) community involvement, and (f) expectations for the creation of new jobs and economic development due to anticipated company growth. In addition, each potential investment will be subject to the Adviser's standards of investment analysis. As a matter of operating policy that may be modified by the Board of Directors, the Portfolio will not invest in any company substantially engaged in the manufacture of or distribution of tobacco products, alcoholic beverages or weapons, or the operation of gambling casinos, or the support of repressive regimes. The Adviser will attempt to monitor and respond to changes in business practices of the companies selected for investment and, in case of any adverse development, will consider whether or not the Portfolio's policies would require it to sell its position in that company. Any sale under those circumstances would, however, be subject to prudent market considerations.


STRATEGIC INCOME PORTFOLIO

The investment objective of the Strategic Income Portfolio is to generate high current income by investing at least 80% of its assets in income producing securities, including at least 40% of its assets in a core asset group of U.S. government and corporate fixed income securities, and 5% to 20% of its assets in each of the following satellite categories: (a) foreign bonds, (b) real estate investment trusts, (c) domestic equity securities, (d) money market securities and (e) the following structured fixed income securities: mortgage backed securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMS") and asset-backed securities.

The core assets are selected based on the outlook for interest rates and their yield in relation to other fixed income securities of similar quality and maturity and only include investment grade bonds (i.e., those rated Baa or higher by Moody's, or BBB or higher by S&P or Fitch or which, if unrated, are deemed by Star to be of comparable quality). The foreign bonds are of non-U.S. companies and governments. They are investment grade, are denominated in currencies other than U.S. dollars and may include American Depositary Receipts and International Depositary Receipts. The Portfolio may also invest in shares of investment companies that invest primarily in foreign bonds. Real estate investment trusts include equity or mortgage real estate trusts integrated to capture income diversified by sector (e.g., shopping malls, apartment buildings and health care facilities) and by geographic location. The domestic equity category consists of high-dividend common and preferred stocks of U.S. companies with a history of stable earnings and/or growing dividends. The domestic equity category may also include warrants and securities convertible into the common stocks of these U.S. companies. The money market category includes (a) commercial paper and Europaper (dollar-denominated commercial paper issued outside the U.S.) having at least one rating in one of the two highest categories of any NRSRO; (b) instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares and bankers acceptances) if they have capital, surplus and individual profits of over $100,000,000, or if the principal amount of the instrument is insured by a fund administered by the Federal Deposit Insurance Corporation ("FDIC insured"), including Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"); (c) obligations of the U.S. government or its agencies or instrumentalities; (d) repurchase agreements, and (e) other unrated short-term instruments deemed by Star to be of comparable quality to the other obligations in which the Portfolio may invest. This Portfolio may also engage in short sales from time to time. See "Risks Related to Short Sales" on page 17.


STELLAR PORTFOLIO

The investment objective of the Stellar Portfolio is to maximize total return by investing approximately 15% to 25% of its assets in each of the following categories: (a) domestic equity securities which Star deems to be undervalued relative to stocks contained in the S&P 500 Composite Stock Index; (b) domestic fixed income securities including investment grade corporate debt obligations and obligations of the U.S. government and its agencies and instrumentalities;
(c) foreign securities including securities of non-U.S. companies, investment grade corporate and government fixed income securities denominated in currencies other than U.S. dollars, and investment companies that invest primarily in foreign securities; (d) real estate securities including publicly traded equity and convertible debt securities of real estate related companies and real estate investment trusts, and (e) precious metal securities and/or money market securities. Precious metal securities include equity securities of domestic and foreign companies that explore for, extract, process, or deal in precious metals such as gold, silver, palladium and platinum. Up to 5% of the Portfolio may be invested in domestic and foreign asset-based securities for which the principal amount, redemption terms or conversion terms are related to the market price of some precious metals. Money market securities in which the Portfolio may invest are U.S. and foreign short-term money market instruments including commercial paper and Europaper (dollar-denominated commercial paper issued outside the U.S.) having at least one rating in one of the two highest categories of any NRSRO; instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances) if they have capital, surplus and undivided profits of over $100,000,000, or if the principal amount of the instrument is FDIC insured (these may include ECDs, Yankee CDs and ETDs); obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements, or other short-term instruments deemed by Star to be of comparable quality to the other foregoing money market securities.


RELATIVE VALUE PORTFOLIO

The investment objective of the Relative Value Portfolio is to obtain the highest total return as is consistent with reasonable risk by investing primarily in stocks which Star deems to represent characteristics with low volatility, above-average yields, and are undervalued relative to the stocks comprising the S&P Composite Stock Index. Unless it is in a defensive position, at least 70% of the Portfolio's assets will be invested in common stocks of companies in the top 25% of their industries with regard to revenues. However, other factors, such as product position or market share, will also be considered and may outweigh revenues.

The Portfolio will also invest in fixed income securities, including convertible securities; domestic corporate debt obligations (rated or A or higher by Moody's or S&P or Fitch); and obligations of the U.S. government or its agencies or instrumentalities.


SMALL CAP GROWTH PORTFOLIO

The investment objective of the Small Cap Growth Portfolio is capital appreciation. To achieve this objective, the Portfolio invests in an actively managed portfolio of equity securities (principally common stocks) of small cap growth companies. These are companies that, in RSIM's opinion, have the potential, based on superior products or services, operating characteristics, and financing capabilities, for more rapid growth than the over-all economy. Investments generally are held in companies in industry segments experiencing rapid growth or in companies with proprietary advantages. In evaluating potential investments, RSIM may consider a number of factors including the rate of earnings growth, the quality of management, the extent of proprietary operating advantage, the return on equity and/or the financial condition of the company. Up to 30% of this Portfolio's assets may be invested in foreign securities.

Smaller companies may present greater opportunities for investment return than do larger companies, but may also involve greater risks. They may have limited product lines, markets or financial resources, and they may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of larger, more widely traded companies. The Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers or less market interest in their securities than in the case of larger companies, and it may take longer for prices of these securities to reflect the full value of their issuers' underlying earnings potential or assets. Securities of some smaller issuers may be restricted as to resale or may otherwise be illiquid, thus limiting the Portfolio's ability to dispose of the securities.




HIGH INCOME BOND PORTFOLIO

The objective of the High Income Bond Portfolio is to seek high current income. The Portfolio invests primarily in lower rated corporate debt obligations commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of high current income. Under normal circumstances, the Portfolio will not invest more than 10% of the value of its assets in equity securities and their equivalents. Fixed income securities in which the Portfolio invests include, but are not limited to, preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The Portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch, or are not rated but are determined by FIC to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the Portfolio may invest. These lower rated securities have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than highly rated bonds.


The Portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference on the issuer's balance sheet. The Portfolio may invest its assets in foreign securities, including those not publicly traded in the United States. The Portfolio may also invest in debt and equity securities issued by real estate investment trusts.



EQUITY INCOME PORTFOLIO

The investment objective of the Equity Income Portfolio is to provide above-average income and capital appreciation. The Portfolio invests primarily in income-producing equity securities including common stocks, preferred stocks, real estate investment trusts and securities (including debt securities) convertible into common stocks. The Portfolio emphasizes those common stocks in each sector that have good value, attractive yield and dividend growth potential. Convertible securities are used because they typically offer high yields and good potential for capital appreciation.


The Portfolio invests in convertible securities without regard to their rating. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings below investment grade or not rated. These securities may be subject to some of the same risks as those inherent in junk bonds as described for the High Income Bond Portfolio. This Portfolio may invest in foreign securities, and it may also engage in short sales from time to time.



BLUE CHIP PORTFOLIO


The investment objective of the Blue Chip Portfolio is to seek growth of capital and income by concentrating investment decisions in securities of high quality companies. The Portfolio pursues its investment objective by investing primarily in a portfolio of securities issued by companies selected by FIC principally on the basis of fundamental research techniques and standards with emphasis on earning power, financial condition and valuation. The companies are among the leaders in their industries in terms of sales, earnings, and/or market capitalization. FIC places emphasis on earning power, financial condition and valuation when making portfolio selections, and it believes that these companies' securities represent diversified and highly marketable investments.

The securities in which the Portfolio invests include, but are not limited to, common stocks, preferred stocks, corporate debt obligations, convertible securities, warrants, American depository receipts and foreign securities. Corporate debt obligations will be rated Baa or better by Moody's, or BBB or better by S&P or Fitch, or if not rated, will be determined by FIC to be of comparable quality. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to drop the security from the Portfolio, but that will be considered. Bonds rated below Baa or BBB have some speculative characteristics.


                             INVESTMENT RESTRICTIONS

The Fund is subject to a number of restrictions in implementing its investment policies. The following is a list of certain significant restrictions for all portfolios other than the Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip Portfolios, the restrictions for which are listed separately. The Statement of Additional Information provides a complete list of all investment restrictions applicable to the Fund. Restriction number 8 is a fundamental policy of the Global Contratrian Portfolio, and restrictions number 4, 7 and 8 are fundamental policies of the Equity, Money Market, Bond, Omni and International Portfolios, and nonfundamental as to the remaining portfolios. Nonfundamental policies may be changed by the Board of Directors. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund or of a particular portfolio, as appropriate.

Each portfolio of the Fund (other than the Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip Portfolios) will not:

1. invest more than 5% of the value of the total assets of such portfolio in the securities of any one insurer (except U.S. government securities);

2. purchase more than 10% of the outstanding voting securities of any one issuer, and the Money Market Portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;

3. invest more than 25% of the value of its total assets in any one industry, except that each portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal;

4. invest more than 15% of the value of its assets (10% in the case of the Equity, Money Market, Bond, Omni and International Portfolios) in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;


5. other than the Growth & Income, Strategic Income and Small Cap Growth Portfolios, borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio. In the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowing money for purposes of this restriction. The Growth & Income, Strategic Income and Small Cap Growth Portfolios may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of each of their total net assets, other than the amount borrowed;


6. purchase or sell commodities or commodity contracts except that (a) each portfolio other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below, (b) notwithstanding restriction 7 below, the S&P 500 Index Portfolio may purchase and sell stock index futures contracts in accordance with its stated investment objectives, and (c) the Stellar Portfolio may purchase or sell precious metal securities;

7. other than the S&P 500 Index Portfolio, purchase or sell put or call options, except that each portfolio other than the Money Market Portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;


8. other than the International and Global Contrarian Portfolios, invest in securities of foreign issuers except that (a) each of the Equity, Bond, Omni, Core Growth, Growth & Income, S&P 500 Index, Social Awareness and Relative Value Portfolios may (i) invest up to 15% of their respective assets in securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional 10% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (b) each of the Small Cap and Small Cap Growth Portfolios may invest up to 30% of its assets in the securities of foreign issuers, (c) the Money Market Portfolio may invest up to 50% of its assets in the securities of foreign issuers, provided the securities are denominated in U.S. dollars and held in custody in the United States, (d) the Strategic Income Portfolio may invest up to 20% of its assets in foreign bonds and (e) the Stellar Portfolio may invest up to 25% of its assets in the securities of foreign issuers. For purposes of this restriction number 8, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities;

As nonfundamental policies of each portfolio other than the Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip Portfolios, which policies may be changed at any time by the vote of a majority of the Board of Directors, (a) no portfolio will invest more than 20% of its assets in securities of issuers located in any one foreign country, except that up to an additional 5% of its assets may be invested in securities of issuers located in each of any three of Australia, Canada, France, Germany, Japan or the United Kingdom; and (b) each portfolio other than the Money Market Portfolio, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but, not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.


CAPITAL APPRECIATION PORTFOLIO FUNDAMENTAL POLICIES As a matter of fundamental policy, the Portfolio may not:

C.A.1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other portfolios managed by TRPA or other persons to the extent permitted by applicable law;

C.A.2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

C.A.3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

C.A.4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program with other portfolios managed by TRPA provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

C.A.5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

C.A.6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

C.A.7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

C.A.8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

C.A.9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

With respect to investment restrictions C.A.1. and C.A.4., the Portfolio will not borrow from or lend to any other portfolios managed by TRPA unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

With respect to investment restriction C.A.2., the Portfolio does not consider currency contracts or hybrid investments to be commodities.

For purposes of investment restriction C.A.3., U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

For purposes of investment restriction C.A.4., the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


AGGRESSIVE GROWTH PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the Portfolio:

A.G.1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result,
         (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

A.G.2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Portfolio may also borrow money from the other mutual funds managed by SCM or other persons to the extent permitted by applicable law.

A.G.3. May not issue senior securities, except as permitted under the Investment Company Act of 1940.

A.G.4. May not act as an underwriter or another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

A.G.5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

A.G.6. May not make loans if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other persons, except through
         (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

A.G.7. May not purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

A.G.8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities.


HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO FUNDAMENTAL POLICIES


As a matter of fundamental policy:


F.I.1 The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio's total assets, any such borrowings will be repaid before additional investments are made.


F.I.2. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio's total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4. The portfolios will not lend any of their assets, except a portfolio's securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

F.I.5. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7. The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

F.I.8. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.


REPURCHASE AGREEMENTS

Under a repurchase agreement, the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The rate is effective for the period of time the portfolio is invested in the agreement and unrelated to the coupon rate on the purchased security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the portfolio invest in repurchase agreements for more than one year. These transactions afford an opportunity for the portfolio to earn a return on temporarily available cash. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with financial institutions believed by the Adviser and any sub-adviser to present minimal credit risks in accordance with criteria established by the Fund's Board of Directors. The Adviser or sub-adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. The Fund will only enter into repurchase agreements pursuant to master repurchase agreements that provide that all transactions be fully collateralized and that the collateral be in the actual or constructive possession of the Fund. These agreements must also provide that the Fund will always receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the portfolio in each agreement, and the portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.


REVERSE REPURCHASE AGREEMENTS


Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The portfolio will maintain in a segregated custodial account assets having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio and the portfolio will abide by the limitations set out in the investment restrictions with respect to the borrowing of money.




CONVERTIBLE SECURITIES

Convertible securities include a variety of instruments that can be exchanged for or converted into common stock, including convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation, and most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight nonconvertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.


ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step-ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.


LOWER-RATED DEBT SECURITIES

Certain of the portfolios may purchase lower-rated debt securities, sometimes referred to as "junk bonds" (those rated BB or lower by S&P or Fitch, or Ba or lower by Moody's). See below for a description of S&P's ratings. Other ratings are in the Appendix to the Statement of Additional Information. Under current circumstances, only the High Income Bond Portfolio will purchase these securities if, as a result, more than 35% of the Portfolio's assets would be invested in securities rated below BB or Ba.


The lower ratings of certain securities held by a portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a portfolio more volatile and could limit the portfolio's ability to sell its securities at prices approximating the values that portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, a portfolio may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody's, S&P or Fitch does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.


Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a portfolio's fixed-income securities. Conversely, during periods of rising interest rates, the value of a portfolio's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the portfolio's net asset value. A portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Adviser or sub-adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the portfolio's investment objective.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the portfolios may invest are issued to raise funds in connection with the acquisition of a company in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a portfolio could find it more difficult to sell lower-rated securities when the Adviser or sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In many cases, such securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under those circumstances, it may also be more difficult to determine the fair value of the securities for purposes of computing a portfolio's net asset value. In order to enforce its rights in the event of a default, a portfolio may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the portfolio's operating expenses and adversely affect the portfolio's net asset value. A portfolio may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

Certain securities held by a portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


S&P LOWER BOND RATINGS

Debt rated `BB,' `B,' `CC,' and `C,' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-" rating.

CC The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C The rating `C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from `BB' to `CCC' may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.


RESTRICTED AND ILLIQUID SECURITIES

Restricted securities are securities in which a portfolio may otherwise invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities: (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security, and the number of other potential buyers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades.


SECURITIES LENDING

A portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and regain the securities loaned; (3) a portfolio will receive any interest or dividend paid on the loaned securities; and (4) the aggregate market value of any portfolio's securities loaned will not at any time exceed one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio. In addition, it is anticipated that a portfolio may share with the borrower some of the income received on the collateral for the loan or that the portfolio will be paid a premium for the loan.


Before a portfolio enters into a loan, the Adviser or sub-adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.



WARRANTS

Warrants basically are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less that a year to twenty years or may be perpetual. However, warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the portfolio sufficient to make payment for the securities to be purchased are segregated on the portfolio's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.


RISK FACTORS WITH OPTIONS

The purchaser of an option pays the option writer a "premium" for the option. In the case of a covered call option written by a portfolio, if the purchaser does not exercise the call option, the premium will generate additional capital gain to the portfolio. If the market price of the underlying security declines, the premium received for the call option will reduce the amount of the loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the call option is exercised, the portfolio will lose its opportunity to profit from that portion of the rise which is in excess of the exercise price plus the option premium. Therefore, the Fund will write call options only when the Adviser believes that the option premium will yield a greater return to the portfolio than any capital appreciation that might occur on the underlying security during the life of the option.

In the case of a put option purchased by a portfolio, if the market price of the underlying security remains or rises above the exercise price of the option, the portfolio will not exercise the option and the premium paid for such option will reduce the gain the portfolio would otherwise have earned. Conversely, if the market price of the underlying security falls below the exercise price less the premium paid for the option, the portfolio will exercise the option, thereby reducing the loss the portfolio would have otherwise suffered. Accordingly, a portfolio will purchase put options only when the Adviser believes that the market price of the underlying security is more likely to decrease than increase.

Whenever a portfolio enters into a closing transaction, the portfolio will realize a gain (or loss) if the premium plus commission it pays for a closing call option is less (or greater) than the premium it received on the sale of the original call option. Conversely, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for a closing put option is greater (or less) than the premium it paid for the original put option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.


RISK FACTORS WITH FUTURES, OPTIONS ON FUTURES AND OPTIONS ON INDEXES

One risk of entering into financial futures contracts, buying options on such contracts and buying options on financial indexes is that there may not be enough buyers and sellers in the market to permit the Fund to close a position when it wants to do so. In such event, besides continuing to be subject to the margin requirements, the Fund would experience a gain or loss to the extent that the price movement of the securities subject to the hedge differed from the position. To limit the risk, the Fund will invest only where there is an established secondary market.

A risk applicable to both futures contracts and related options is that changes in the value of the contracts or option may not correlate with changes in the underlying financial index or with changes in the value of the securities subject to hedge or both. This failure may be due, in part, to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, changes in the value of the Fund's assets would not be offset by change in the value of the contracts and options it had bought.

When the Fund buys an option on a futures contract or an option on a financial index, its risk of loss is limited to the amount of the premium paid. When the Fund enters into a futures contract, there is no such limit. However, the loss on an options contract would exceed that of a futures contract if the change in the value of the index does not exceed the premium paid for the option.

The success of a hedge depends upon the Adviser's ability to predict increases or decreases in the relevant financial index. If this expectation proves incorrect, the Fund could suffer a loss, and would be better off if those futures contracts or options had not been purchased. The skills involved in determining whether to enter into a futures contract or purchase or sell an option are different from those involved in determining whether to buy or sell a security. The Adviser has had only limited experience using financial futures contracts, options on financial futures and options on financial indexes.

Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial gain or loss. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures and subjecting some futures traders to substantial losses.


RISK FACTORS WITH FOREIGN INVESTMENTS

Investments in foreign securities involve considerations not normally associated with investing in domestic issuers. Such factors include changes in currency exchange rates, currency exchange control regulations, the possibility of seizure or nationalization of companies, political or economic instability, imposition of unforeseen taxes, the possibility of financial information being difficult to obtain or difficult to interpret under foreign accounting standards, the necessity of trading in markets that in relation to U.S. markets may be less efficient and have available less information concerning issuers, or the imposition of other restraints that might adversely affect investments.

In selecting foreign investments, the Fund seeks to minimize these factors. It seeks to invest in securities having investment characteristics and qualities comparable to the kinds of domestic securities in which it invests. Securities prices in developing countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, developing countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Such countries may also have restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights than developed countries. The economies of developing countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in developing countries may trade a small number of securities and may be unable to respond effectively to increased trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in developing countries typically offer less regulatory protection for investors. In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Fund. Although the Fund is unaware of any current restrictions, these policies could be reinstituted.

Since investments in foreign securities, other than U.S. dollar denominated securities, involve currencies of foreign countries, the value of a portfolio's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in currency exchange control regulations.


FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors with Options" and "Risk Factors with Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time.

RISKS RELATED TO HEDGING TECHNIQUES. The use for hedging purposes of options and futures contracts on securities and foreign currencies involves certain risks, including whether the Adviser or a sub-adviser will be able to predict correctly the direction of movement of stock prices, interest rates, currency prices and other economic factors, whether sufficient market liquidity will exist to permit a portfolio to close out positions taken, and whether price movements of portfolio securities subject to a hedge follow price movements of securities or currencies underlying options and futures contracts, none of which can be assured. A discussion of the risks involved in the use of such hedging techniques is contained in the Statement of Additional Information.



RISKS RELATED TO LEVERAGING. The Capital Appreciation, Aggressive Growth, Growth & Income, Strategic Income, Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios may borrow for investment purposes. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Portfolios enter into the reverse repurchase agreements described below.
The Investment Company Act of 1940 requires these Portfolios to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



Borrowing creates an opportunity for increased net income to the Portfolios but, at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio's securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Portfolio will have to pay, that Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of that Portfolio will be less than if borrowing were not used and , therefore, the amount available for distribution to shareholders as dividends will be reduced. The Portfolios also may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


Among the forms of borrowing in which the Capital Appreciation, Aggressive Growth, Growth & Income, Strategic Income, Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios may engage is the entry into reverse repurchase agreements with banks, brokers or dealers. These transactions involve the transfer by a Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at an agreed-upon price. In certain types of agreements, there is no agreed upon repurchase date, and interest payments are calculated daily, often based on the prevailing U.S. government securities or other high-quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Commission views reverse repurchase transactions as collateralized borrowings by the Portfolio. These agreements, which are treated as if reestablished each day, can provide the Portfolios with a flexible borrowing tool.


RISKS RELATED TO SHORT SALES. From time to time, the Aggressive Growth, Strategic Income, High Income Bond, Equity Income and Blue Chip Portfolios may engage in short sales which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

It is anticipated that the frequency of short sales will vary substantially under different market conditions. As an operating policy of the Aggressive Growth, Strategic Income, High Income Bond, Equity Income and Blue Chip Portfolios which may be changed without shareholder approval, no securities will be sold short if, after effect is given to that short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. These Portfolios may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the Portfolio's net assets. These Portfolios may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

The Aggressive Growth, Strategic Income, High Income Bond, Equity Income and Blue Chip Portfolios will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security; conversely, the Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale.


RISKS RELATED TO REAL ESTATE SECURITIES. Although real estate investments will be limited to securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, these investments may be subject to risks associated with direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions and increases in interest rates. Real estate investment trusts ("REITs") are often not diversified and are, therefore, subject to the risk of financing projects. They may also be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Those REITs that hold equity positions in real estate may be affected by any changes in the value of the underlying property. Those REITs that lend money to property developers may be affected by the quality of any credit extended.

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to owners provided they comply with several requirements of the Internal Revenue Code.

REITs may subject a portfolio to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code. REITs (especially mortgage REITs) are also subject to interest rate risk.


RISKS RELATED TO PRECIOUS METALS. The prices of precious metals and precious metal securities have historically been subject to high volatility. The earnings and financial condition of precious metal companies may be adversely affected by volatile precious metal prices.

                             MANAGEMENT OF THE FUND

The Fund's Board of Directors is responsible for directing the management of the business and affairs of the Fund. The Board of Directors has the power to amend the Fund's By-laws, to elect its officers, to declare and pay dividends, and to exercise all the powers of the Fund except those reserved to the shareholders.

The Adviser is a wholly-owned subsidiary of ONLI and is located at One Financial Way, Cincinnati, Ohio 45242. It has served as the Fund's investment adviser since May 1, 1996. Prior to that date, the Fund's investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLI which, like the Adviser, made use of ONLI's investment personnel and administrative systems.

The Adviser engages sub-advisers to direct the investments and reinvestments of certain portfolios.

SGAM, located at 1221 Avenue of the Americas, New York, NY 10020, is owned by Societe Generale, one of the largest banks in Europe. SGAM and its predecessors have been investment advisers to international mutual funds since 1970. It has managed the assets of the International Portfolio since 1993, and the Global Contrarian Portfolio since 1995.

TRPA, located at 100 East Pratt Street, Baltimore, Maryland 21202, manages assets for various individual and institutional investors, particularly the T. Rowe Price group of mutual funds. It is the successor to an investment firm founded in 1937. It has managed the assets of the Capital Appreciation Portfolio since 1994.

FAM, located at 2930 East Third Avenue, Denver, Colorado 80206, manages the assets of the Founders group of mutual funds as well as private accounts. It was established in 1938 and, in 1998, it became a subsidiary of Mellon Bank. It has managed the assets of the Small Cap Portfolio since 1994.

SCM, located at 100 Heritage Reserve, Milwaukee, Wisconsin 53051, manages the assets of the Strong group of mutual funds as well as pension funds and private accounts. It was established in 1974. It has managed the assets of the Aggressive Growth Portfolio since 1995.

PBA, located at 825 Duportail Road, Wayne, Pennsylvania 19087, is controlled by United Asset Management Corp. located in Boston, Massachusetts. With its predecessors, PBA has been an investment adviser since 1982 and it manages the PBHG mutual funds. It has managed the assets of the Core Growth Portfolio since 1997.


RSIM, located at 555 California Street, San Francisco, California 94104, has been an investment adviser since 1978. It specializes in growth companies and manages the Robertson Stephens mutual funds as well as private and institutional asset pools. It became a subsidiary of BankAmerica in 1997. It has managed the assets of the Growth & Income Portfolio since 1997, and the Small Cap Growth Portfolio since 1998.


Star, located at 425 Walnut Street, Cincinnati, Ohio 45202, is a national bank founded in 1863. It is the largest bank and trust organization of StarBanc Corporation. It has managed commingled funds since 1957. It has managed the assets of the Strategic Income, Stellar and Relative Value Portfolios since 1997.


FIC, located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, is a subsidiary of Federated Investors and, together with other Federated affiliates, it manages the assets of the Federated group of mutual funds. FIC has been an investment adviser since 1989 and has managed the assets of the High Income Bond, Equity Income and Blue Chip Portfolios since 1998.


The individuals primarily responsible for the day-to-day management of the Fund's portfolios are Joseph Brom, Michael Boedeker, Stephen Williams, Douglas Hundley, Keith Hanson, Jean-Marie Eveillard, Richard Howard, Michael Haines, Richard Strong, James McCall, Ellen McGee, John Wallace, Randolph Bateman, Joseph Belew, Kirk Mentzer, Peter Sorrentino, James Callinan, Mark Durbiano, Stephanie Bachhuber, Linda Duessel, Stephen Lehman, Scott Schermerhorn and Michael Donnelly.

Joseph Brom is president of the Adviser and senior vice president and chief investment officer of ONLI. He oversees the management of the Equity, Money Market, Bond, Omni, S&P 500 Index and Social Awareness Portfolios. He is a chartered financial analyst with a bachelor's degree in economics and finance and a law degree from the University of Wisconsin. He has been an investment officer of ONLI since 1975 and previously had 15 years of experience in securities management.

Michael Boedeker, a vice president of the Adviser, has managed the Bond Portfolio since 1989. He is a chartered financial analyst with a bachelor's degree in business and a master of business administration degree in finance from Indiana University. He has been vice president of fixed income securities for ONLI since 1989 and previously had over 20 years of experience in fixed income securities and mutual fund management, most recently as senior vice president and chief investment officer of Mutual Security Life Insurance Co. for more than 5 years.

Stephen Williams, a vice president of the Adviser, has managed the Equity and Omni Portfolios since 1987. He has a bachelor's degree in finance from the University of Cincinnati. He has been vice president of equity securities for ONLI since 1997 and was an investment analyst and director of securities for ONLI for 20 years before that.

Douglas Hundley, a vice president of the Adviser, has been the portfolio manager of the S&P 500 Index Portfolio since its inception in 1997, and he has managed the Money Market Portfolio since 1996. He has a bachelor's degree in accounting and economics from Northern Kentucky University, a master of business administration degree in finance from the University of Texas, and is a certified public accountant in Ohio. He has been an investment officer of ONLI since 1995. For more than seven years prior to that he was an assistant portfolio manager for the Metropolitan Life Insurance Co. and was a financial analyst for Star for a year.

Keith Hanson, a vice president of the Adviser, has been the portfolio manager of the Social Awareness Portfolio since its inception in 1997. He is a chartered financial analyst with a bachelor's degree in business administration from Marquette University. He has been an investment officer of ONLI since 1994. For a year prior to that he was a research analyst in the valuation of small businesses for Blum & Colombe, SC, and for seven years before that he was a securities analyst for Johnson Asset Management.

Jean-Marie Eveillard, president of SGAM, has managed the International Portfolio since its inception in 1993 and the Global Contrarian Portfolio since its inception in 1995. He is a graduate of the Ecole des Hautes Etudes Commerciales in Paris. He has been president of SoGen International Fund since 1984 and for 21 years prior to that had been a securities analyst and mutual fund manager of Societe Generale and SoGen International Fund.

Richard Howard, president of the T. Rowe Price Capital Appreciation Fund and a vice president of TRPA, has been the portfolio manager of the Capital Appreciation Portfolio since its inception in 1994. He is a chartered financial analyst with a bachelor's degree in engineering from Millikin University and a master of business administration degree from Harvard. He joined TRPA in 1982 and previously worked as an industry specialist for Fidelity Management and Research and for CG Investment Management Company.

Michael Haines, senior vice president of investment of FAM, has been the portfolio manager of the Small Cap Portfolio since its inception in 1994. He has a bachelor's degree from the Colorado College and a master of business administration from the University of Denver. He has been a portfolio manager for FAM since 1990 and for 5 years prior to that was a financial analyst for FAM.

Richard Strong, chairman of the board of SCM, has been the portfolio manager of the Aggressive Growth Portfolio since its inception in 1995. He has a bachelor's degree from Baldwin Wallace College and a master's degree in finance from the University of Wisconsin. He founded SCM in 1974 after 8 years of investment experience with several other firms.

James McCall, a portfolio manager with PBA since 1994, co-manages the Core Growth Portfolio, being primarily responsible for the Portfolio's large and mid-cap investments. He has a bachelor's degree from the Philadelphia College of Pharmacy and Science and masters degrees in pharmacy and business administration from the University of Utah. Prior to joining PBA, he spent nine years as a vice president and portfolio manager with First National Bank of Maryland and as mutual fund portfolio manager for Provident Mutual Management Co. He spent ten years as a pharmacist before entering the investment field.

Ellen McGee co-manages the Core Growth Portfolio, being primarily responsible for the Portfolio's small and micro-cap investments. She is a chartered financial analyst and has been a portfolio manager with PBA since 1997. For three years prior to that she was a senior portfolio manager for First Union National Bank and NationsBank, and she spent eight years before that managing institutional portfolios for First National Bank of Maryland. Ms. McGee has a bachelor's degree from Rutgers University.

John Wallace, a managing director of RSIM, has been the portfolio manager of the Growth & Income Portfolio since its inception in 1997. He has a bachelor's degree in Spanish and Anthropology from the University of Idaho and a master of business administration degree from Pace University. He joined RSIM in 1995. For nine years prior to that he was a mutual fund portfolio manager for Oppenheimer Management Corp. Prior to that, he had been the co-founder, owner and operator of an Ecuadorian export firm.

Randolph Bateman, senior vice president and chief investment officer of Star's trust financial services group, manages the foreign bonds component of the Strategic Income Portfolio and the foreign securities component of the Stellar Portfolio. He oversees investment policy and research for the Star trust group's capital management division. He is a chartered financial analyst with a bachelor's degree in economics from North Carolina State University. He has been an investment officer of Star since 1988. Prior to that, he had 17 years of investment experience including serving as president of MPACT Securities.

Joseph Belew, vice president and trust officer of Star, manages the Relative Value Portfolio. He has a bachelor's degree in business management from Belmont College. He has been a trust officer and investment manager of Star since 1979.

Kirk Mentzer, senior trust officer and director of fixed income research for the capital management division of Star, manages the domestic and structured fixed income components of the Strategic Income Portfolio and the domestic fixed income and REIT components of the Stellar Portfolio. He also manages the money market components of the Strategic Income, Stellar and Relative Value Portfolios. He is responsible for fixed income investment policy and strategy for Star's capital management division. He has a bachelor's degree in finance and insurance from the University of Cincinnati and a master's degree in finance from Xavier University. He has been a trust officer for Star since 1989.

Peter Sorrentino, vice president and director of portfolio management and research for the capital management division of Star, manages the domestic equity components of the Strategic Income and Stellar Portfolios. He is a chartered financial analyst and has bachelor's degrees in both finance and accounting from the University of Cincinnati. He has been an investment officer of Star since 1996 and for 9 years prior to that was a vice president and regional director of portfolio management for Bank One Investment Advisers.


James Callinan is the portfolio manager of the Small Cap Growth Portfolio. He joined RSIM as the portfolio manager of its Emerging Growth Fund in 1996. For ten years before that he was employed by Putnam Investments, the last two years of which he served as portfolio manager of the OTC Putnam Emerging Growth Fund. He is a chartered financial analyst with a bachelor's degree in economics from Harvard College, a master of science in accounting from New York University and a master of business administration degree from Harvard Business School.

Mark Durbiano, a senior vice president of FIC since 1996 (and a vice president for 8 years prior to that), co-manages the High Income Bond Portfolio. He has been with FIC and its affiliates since 1982 and has managed the Federated High Income Bond Fund II since 1994. He is a chartered financial analyst with a bachelor's degree in economics from Dickinson College and a master of business administration in finance from the University of Pittsburgh.

Stephanie Bachhuber co-manages the High Income Bond Portfolio. She has been an assistant vice president of FIC since 1996 and was an investment analyst for three years prior to that. Ms. Bachhuber is a chartered financial analyst with a bachelor's degree in management from Tulane University and a master of business administration degree in finance from Duke University.

Linda Duessel, a vice president of FIC since 1995 (and an assistant vice president for four years prior to that), co-manages the Equity Income Portfolio. Ms. Duessel is a chartered financial analyst with a bachelor's degree in economics from the University of Pittsburgh and a master of science in industrial administration from Carnegie Mellon University. She is also a certified public accountant.

Seven Lehman, a vice president of FIC since 1997, co-manages the Equity Income Portfolio. For twelve years prior to 1997, he served as a portfolio manager, then vice president and senior portfolio manager, at First Chicago NBD Investment Management Company. Mr. Lehman is a chartered financial analyst with a bachelor's degree in economics from Ripon College and a master's degree from the University of Chicago.

Scott Schermerhorn, a vice president of FIC since 1996, co-manages the Blue Chip Portfolio. For six years prior to 1996, he was a senior vice president and senior investment officer at J.W. Seligman & Co. Mr. Schermerhorn received his bachelor's degree in finance from Boston University and a master of business administration in finance and international business from Seton Hall University.

Michael Donnelly, a vice president of FIC since 1994 (and an investment analyst and assistant vice president for five years prior to that), co-manages the Blue Chip Portfolio. He is a chartered financial analyst with a bachelor's degree in economics from Georgetown University and a master of business administration from the University of Virginia.

Under the Investment Advisory Agreement dated May 1, 1996, and supplemented January 2, 1997 and May 1, 1998, the Adviser provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services to the Equity, Bond, Omni and Social Awareness Portfolios, the Adviser is paid fees at an annual rate of 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion and 0.25% of net assets over $2 billion. For the Money Market Portfolio, the Adviser is paid a fee at an annual rate of 0.30% of the first $100 million, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million and 0.15% of net assets over $1 billion. However, as to the Money Market Portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%. For the International, Global Contrarian, Relative Value, Small Cap Growth and Blue Chip Portfolios, the Adviser is paid fees at an annual rate of 0.90% of each Portfolio's average daily net asset value.

The Adviser is paid fees at an annual rate of 0.80% of the average daily net asset value of each of the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios. The Adviser is paid fees at an annual rate of 0.95% of the first $150 million of the average daily net asset value of the Core Growth Portfolio and 0.80% of net assets over $150 million. The Adviser is paid fees at an annual rate of 0.85% of the first $200 million of the average daily net asset value of the Growth & Income Portfolio and 0.80% of net assets over $200 million. The Adviser is paid fees at an annual rate of 0.40% of the first $100 million of the average daily net asset value of the S&P 500 Index Portfolio, 0.35% of the next $150 million and 0.33% of net assets over $250 million. The Adviser is paid fees at an annual rate of 1.00% of the average daily net asset value of the Stellar Portfolio. The Adviser is paid fees at an annual rate of 0.75% of the average daily net asset value of each of the High Income Bond and Equity Income Portfolios.

Pursuant to Sub-Advisory Agreements dated May 1, 1996, the Adviser (1) pays SGAM fees at an annual rate of 0.75% of the International and Global Contrarian Portfolios' average daily net asset value for directing the investment and reinvestment of those Portfolios' assets, (2) pays TRPA a fee at an annual rate of 0.70% of the first $5 million, and 0.50% of average daily net asset value in excess of $5 million for directing the investment and reinvestment of the Capital Appreciation Portfolio's assets and (3) pays SCM a fee at an annual rate of 0.70% of the first $50 million and 0.50% of average daily net asset value in excess of $50 million for directing the investment and reinvestment of the Aggressive Growth Portfolio's assets. Pursuant to Sub-Advisory Agreements dated January 2, 1997, the Adviser (1) pays PBA fees at an annual rate of 0.75% of the first $50 million, 0.70% of the next $100 million, and 0.50% of average daily net asset value in excess of $150 million for directing the investment and reinvestment of the Core Growth Portfolio's assets, (2) pays Star a fee at an annual rate of 0.55 % of the first $50 million and 0.50% of average daily net asset value in excess of $50 million for directing the investment and reinvestment of Strategic Income Portfolio assets, (3) pays Star a fee at an annual rate of 0.75% of the first $50 million and 0.70% of average daily net asset value in excess of $50 million for directing the investment and reinvestment of Stellar Portfolio assets and (4) pays Star a fee at an annual rate of 0.65% of the first $50 million and 0.60% of average daily net asset value in excess of $50 million for directing the investment and reinvestment of Relative Value Portfolio assets.


Pursuant to a Sub-Advisory Agreement dated October 1, 1997, the Adviser pays RSIM a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net asset value in excess of $200 million for directing the investment and reinvestment of the Growth & Income Portfolio's assets. Pursuant to a Sub-Advisory Agreement dated April 1, 1998, the Adviser pays FAM a fee at an annual rate of 0.65% of the first $75 million, 0.60% of the next $75 million, and 0.55% of average daily net asset value in excess of $150 million for directing the investment and reinvestment of the Small Cap Portfolio's assets. Pursuant to Sub-Advisory Agreements dated May 1, 1998, the Adviser (1) pays RSIM a fee at an annual rate of 0.64% of the first $100 million, 0.60% of the next $100 million and 0.50% of the average daily net asset value in excess of $200 million for directing the investment and reinvestment of the Small Cap Growth Portfolio's assets, (2) pays FIC a fee at an annual rate of 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next 25 million, and 0.25% of average daily net asset value in excess of $75 million for directing the investment and reinvestment of the High Income Bond Portfolio's assets, and (3) pays FIC fees at an annual rate of 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net asset value in excess of $100 million of each of the Equity Income and Blue Chip Portfolios for directing the investment and reinvestment of those Portfolios' assets.


Under a service agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Fund also incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.

The Fund's transfer agent and Fund accounting agent is American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppsuge, New York 11788. The custodian for those portfolios other than the International and Global Contrarian Portfolios is Star, which is located at 425 Walnut Street, Cincinnati, Ohio 45202. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri. For assets held outside the United States, the custodians enter into subcustodial agreements, subject to approval by the Board of Directors.

                                  CAPITAL STOCK

The Fund's authorized capital consists of 250 million shares of capital stock with a par value of $1 per share; 20 million of such shares are allocated to each of the Equity, Omni and International Portfolios, and 10 million of such shares are allocated to each of the other portfolios. These shares may be reallocated by the Board of Directors to another of the existing portfolios or to any new portfolio.

All shares of all portfolios have equal voting rights, except that only shares of a particular portfolio are entitled to vote on matters pertaining only to that portfolio. Pursuant to the Investment Company Act of 1940 and the rules and regulations thereunder, certain matters approved by a vote of all Fund shareholders may not be binding on a portfolio whose shareholders have not approved such matter.

Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective portfolio and in net assets of such portfolio remaining upon liquidation or dissolution after satisfaction of outstanding liabilities. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights, which means that the holders of more than half of the Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.

All of the outstanding Fund shares are owned of record by ONLI and ONLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI or ONLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax on amounts distributed. Consequently, the Fund distributes to its shareholders each year substantially all of its net investment income and net realized capital gains (if any). For the Money Market Portfolio, all of the undistributed net investment income is determined and paid as a dividend to shareholders of record immediately before each computation of the net asset value of Money Market shares. For the other portfolios, dividends representing net investment income will normally be distributed quarterly and any net realized capital gains will be distributed annually. However, the Fund's Board of Directors may declare such dividends at more frequent intervals. Dividends and distributions are automatically reinvested in additional shares of their respective portfolios at net asset value without a sales charge unless a shareholder requests that they be paid in cash.


                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. (The net asset value of the Money Market Portfolio is normally $10 per share.) Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund except in extraordinary circumstances as described in the Statement of Additional Information.

The net asset value of the Fund's shares is determined on each day on which an order for purchase or redemption of the Fund's shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each business day. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net asset values next computed after an exchange order is received by the Fund.

                                FUND PERFORMANCE

From time to time, the current yield, average annual total return and cumulative total returns for the portfolios will be advertised. The results might be compared to other similar mutual funds or unmanaged indices. Management's discussion and analysis of the Fund's performance is included in the Fund's most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio's average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods. Cumulative total return reflects a portfolio's aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.


Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio's expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce Fund's total return may be demonstrated by comparing the Fund's total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.


From time to time the annualized yield and "effective" yield will be quoted for the Money Market Portfolio. The Money Market Portfolio's yield refers to the income generated by an investment in the Portfolio over the seven-day period indicated. This income is then "annualized" by assuming that the same amount of income generated by the Portfolio that week is generated over a 52-week period and is shown as a percentage of the investment. "Effective" yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

All performance quotations are based on historical investment performance and are not intended to indicate future performance


                                ABOUT THE S&P 500

The S&P 500 is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the S&P 500 in proportions to its relative market capitalization. Most of the stocks in the S&P 500 are issued by companies that are among the 500 largest in the United States in terms of aggregate market value. However, for diversification purposes, some stocks of smaller companies are included in the S&P 500.

"Standard & Poor's (R)," "S&P (R)," "S&P 500 (R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the Portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                            OHIO NATIONAL FUND, INC.

                   SUPPLEMENT DATED SEPTEMBER 1, 1998 TO THE
                          PROSPECTUS DATED MAY 1, 1998

The prospectus is changed in the following particulars:

The fifth paragraph on page 31 is changed to read as follows:

Constatine Kartsonas has co-managed the High Income Bond Portfolio since August 1998. Mr. Kartsonas joined FIC in 1994 as an investment analyst and has been an assistant vice president of FIC since March 1997. From 1990 to 1993, Mr. Kartsonas served as an operations analyst at Lehman Brothers. He received his master's degree in business administration with a concentration in economics from the University of Pittsburgh.

The following is added to the second paragraph on page 32:

The Sub-Advisory Agreement with FAM has been amended to provide for the Adviser to pay FAM fees accruing at the following rates on and after October 1, 1998:
0.625% of the first $75 million of the average daily net assets of the Small Cap Portfolio, 0.55% of the next $75 million, 0.50% of the next $150 million and 0.40% of all average daily net assets in excess of $300 million.